UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 8, 2007

Glenayre Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

825 8th Avenue, 23rd Floor, New York, New York	[0]10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-333-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2007, Glenayre Technologies, Inc. (the “Company”) issued a news release providing financial results for the quarter ended March 31, 2007. The news release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ.

The Company’s news release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
99.1	Company News Release dated May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc.

Dated:	May 8, 2007	By:	/s/	Jordan Copland
			Name: Title:	Jordan Copland Executive Vice President and Chief Financial Officer